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Exhibit 99.1


                            CERTIFICATION PURSUANT TO

                               18 U.S.C. ss.1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Arrhythmia Research Technology, Inc. (the "Company") for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, Chief Operating Officer and Acting Chief Financial Officer, certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  James E. Rouse
-------------------
James E. Rouse
President, Chief Operating Officer and
Acting Chief Financial Officer

Date: November 12, 2002